UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-Q

       QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
                               INVESTMENT COMPANY

                  Investment Company Act file number 811-22452
                                                    -----------

                            First Trust Series Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                    Date of reporting period: July 31, 2015
                                             ---------------

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (ss.ss. 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. SCHEDULE OF INVESTMENTS. The Schedule(s) of Investments is attached herewith.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

                                                                            STATED        STATED
     SHARES                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
$25 PAR PREFERRED SECURITIES - 24.4%

                  BANKS - 8.1%
          91,021  Citigroup Capital XIII (a)...........................      7.88%       10/30/40     $     2,318,305
          55,000  Citigroup, Inc., Series K (a)........................      6.88%          (b)             1,508,100
           4,500  City National Corp., Series D (a)....................      6.75%          (b)               130,275
          45,000  First Niagara Financial Group., Inc., Series B (a)...      8.63%          (b)             1,226,250
          25,000  FNB Corp. (a)........................................      7.25%          (b)               717,250
         100,000  GMAC Capital Trust I, Series 2 (a)...................      8.13%       02/15/40           2,623,000
          87,630  PNC Financial Services Group, Inc., Series P (a).....      6.13%          (b)             2,414,206
           3,800  Royal Bank of Scotland Group PLC, Series R ..........      6.13%          (b)                95,152
          20,015  Royal Bank of Scotland Group PLC, Series S ..........      6.60%          (b)               505,379
          34,385  Wintrust Financial Corp., Series D (a)...............      6.50%          (b)               863,063
          17,293  Zions Bancorporation, Series F ......................      7.90%          (b)               479,708
                                                                                                      ---------------
                                                                                                           12,880,688
                                                                                                      ---------------

                  CAPITAL MARKETS - 2.7%
          60,120  Ares Capital Corp. ..................................      7.75%       10/15/40           1,531,257
          21,748  Deutsche Bank Contingent Capital Trust III ..........      7.60%          (b)               601,332
          75,000  Deutsche Bank Contingent Capital Trust V ............      8.05%          (b)             2,148,750
                                                                                                      ---------------
                                                                                                            4,281,339
                                                                                                      ---------------

                  CONSUMER FINANCE - 0.4%
          25,000  Ally Financial, Inc., Series A (a)...................      8.50%          (b)               650,750
                                                                                                      ---------------

                  DIVERSIFIED FINANCIAL SERVICES - 1.5%
          32,106  KKR Financial Holdings LLC ..........................      8.38%       11/15/41             881,310
          16,800  RBS Capital Funding Trust V, Series E ...............      5.90%          (b)               413,952
          31,825  RBS Capital Funding Trust VI, Series F ..............      6.25%          (b)               801,672
          11,200  RBS Capital Funding Trust VII, Series G .............      6.08%          (b)               279,328
                                                                                                      ---------------
                                                                                                            2,376,262
                                                                                                      ---------------

                  FOOD PRODUCTS - 2.9%
          49,381  CHS, Inc., Series 1 .................................      7.88%          (b)             1,403,408
         115,000  CHS, Inc., Series 2 (a)..............................      7.10%          (b)             3,130,300
                                                                                                      ---------------
                                                                                                            4,533,708
                                                                                                      ---------------

                  INSURANCE - 4.9%
          40,000  Aspen Insurance Holdings Ltd. (a)....................      5.95%          (b)             1,024,000
          35,815  Endurance Specialty Holdings Ltd., Series A .........      7.75%          (b)               929,041
          84,475  Endurance Specialty Holdings Ltd., Series B .........      7.50%          (b)             2,221,692
          90,000  PartnerRe Ltd., Series E ............................      7.25%          (b)             2,484,900
          40,346  Reinsurance Group of America, Inc. (a)...............      6.20%       09/15/42           1,141,792
                                                                                                      ---------------
                                                                                                            7,801,425
                                                                                                      ---------------

                     See Notes to Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

                                                                            STATED        STATED
     SHARES                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

                  OIL, GAS & CONSUMABLE FUELS - 0.3%
          19,217  NuStar Logistics, L.P. (a)...........................      7.63%       01/15/43     $       514,823
                                                                                                      ---------------

                  REAL ESTATE INVESTMENT TRUSTS - 3.6%
          15,000  Digital Realty Trust, Inc., Series H ................      7.38%         (b)                406,950
          85,573  DuPont Fabros Technology, Inc., Series A ............      7.88%         (b)              2,176,036
          75,000  Equity Commonwealth, Series E .......................      7.25%         (b)              1,923,000
          52,600  VEREIT, Inc., Series F ..............................      6.70%         (b)              1,291,330
                                                                                                      ---------------
                                                                                                            5,797,316
                                                                                                      ---------------
                  TOTAL $25 PAR PREFERRED SECURITIES................................................       38,836,311
                  (Cost $38,453,428)                                                                  ---------------

$100 PAR PREFERRED SECURITIES - 3.4%

                  BANKS - 3.4%
          32,500  CoBank ACB, Series F (a).............................      6.25%         (b)              3,412,500
          21,600  CoBank ACB, Series G ................................      6.13%         (b)              1,965,600
                                                                                                      ---------------
                  TOTAL $100 PAR PREFERRED SECURITIES...............................................        5,378,100
                  (Cost $5,384,175)                                                                   ---------------

$1,000 PAR PREFERRED SECURITIES - 6.0%

                  BANKS - 2.9%
             500  AgStar Financial Services ACA (a) (c)................      6.75%         (b)                522,313
           3,309  Farm Credit Bank of Texas, Series 1 (d)..............     10.00%         (b)              4,144,522
                                                                                                      ---------------
                                                                                                            4,666,835
                                                                                                      ---------------

                  DIVERSIFIED FINANCIAL SERVICES - 0.2%
             300  Pitney Bowes International Holdings, Inc.,
                     Series F (c)......................................      6.13%         (b)                317,063
                                                                                                      ---------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
           2,500  Centaur Funding Corp. (c)............................      9.08%       04/21/20           3,107,031
                                                                                                      ---------------

                  INSURANCE - 0.3%
             490  XLIT Ltd., Series D (e)..............................      3.41%         (b)                414,509
                                                                                                      ---------------

                  REAL ESTATE INVESTMENT TRUSTS - 0.6%
             750  Sovereign Real Estate Investment Trust (c)...........     12.00%         (b)                992,813
                                                                                                      ---------------
                  TOTAL $1,000 PAR PREFERRED SECURITIES.............................................        9,498,251
                  (Cost $9,520,953)                                                                   ---------------

       PAR                                                                  STATED        STATED
     AMOUNT                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CAPITAL PREFERRED SECURITIES - 62.4%

                  BANKS - 20.8%
$      2,400,000  Banco Bilbao Vizcaya Argentaria S.A. (a).............      9.00%          (b)             2,610,000
       1,000,000  Banco do Brasil S.A. (a).............................      9.25%          (b)               903,750
       3,500,000  Bank of America Corp., Series Z (a)..................      6.50%          (b)             3,618,125
       2,000,000  Barclays PLC (a).....................................      8.25%          (b)             2,144,934
       4,000,000  Citizens Financial Group, Inc. (a) (f)...............      5.50%          (b)             3,935,400
       1,000,000  Commerzbank AG ......................................      8.13%       09/19/23           1,170,310

                     See Notes to Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

       PAR                                                                  STATED        STATED
     AMOUNT                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  BANKS (CONTINUED)
$      1,000,000  Countrywide Capital III, Series B ...................      8.05%       06/15/27     $     1,250,074
       1,000,000  Credit Agricole S.A. (a).............................      8.38%         (b)              1,150,000
       1,000,000  Dresdner Funding Trust I ............................      8.15%       06/30/31           1,262,200
       2,500,000  Fuerstenberg Capital International Sarl & Cie
                     SECS (a)..........................................     10.25%         (b)              2,620,487
         750,000  JPMorgan Chase & Co., Series S (a)...................      6.75%         (b)                795,469
         500,000  KeyCorp Capital II (d)...............................      6.88%       03/17/29             550,129
         500,000  LBG Capital No.1 PLC (a).............................      8.50%         (b)                594,838
       2,275,000  Lloyds Bank PLC (a) (f)..............................     12.00%         (b)              3,281,687
       1,298,000  Natixis S.A. (a).....................................     10.00%         (b)              1,521,905
       2,145,000  NIBC Bank N.V. ......................................      7.63%         (b)              2,154,652
       1,000,000  Wells Fargo & Co., Series U (a)......................      5.88%         (b)              1,025,000
       2,297,000  Zions Bancorporation, Series J (a)...................      7.20%         (b)              2,446,305
                                                                                                      ---------------
                                                                                                           33,035,265
                                                                                                      ---------------

                  CAPITAL MARKETS - 3.9%
       2,620,000  Charles Schwab Corp. (a).............................      7.00%         (b)              3,036,344
       1,041,000  Deutsche Bank Capital Trust IV (a) (d)...............      4.59%         (b)              1,009,770
       1,500,000  Goldman Sachs Capital III (e)........................      4.00%         (b)              1,128,750
       1,000,000  UBS Group AG (a).....................................      7.13%         (b)              1,048,100
                                                                                                      ---------------
                                                                                                            6,222,964
                                                                                                      ---------------

                  DIVERSIFIED FINANCIAL SERVICES - 6.6%
       3,000,000  General Electric Capital Corp., Series A (a).........      7.13%         (b)              3,472,500
       1,000,000  General Electric Capital Corp., Series B (a).........      6.25%         (b)              1,085,800
       3,000,000  Glen Meadow Pass Through Trust (a) (f)...............      6.51%       02/12/67           2,790,000
       3,030,000  Macquarie PMI LLC ...................................      8.38%         (b)              3,083,261
                                                                                                      ---------------
                                                                                                           10,431,561
                                                                                                      ---------------

                  DIVERSIFIED TELECOMMUNICATION SERVICES - 2.2%
       2,370,000  Colombia Telecomunicaciones SA ESP (a)...............      8.50%         (b)              2,494,425
       1,000,000  Koninklijke KPN NV (a)...............................      7.00%       03/28/73           1,053,750
                                                                                                      ---------------
                                                                                                            3,548,175
                                                                                                      ---------------

                  ELECTRIC UTILITIES - 4.5%
       2,500,000  Enel SpA (a) (f).....................................      8.75%       09/24/73           2,940,000
       2,232,000  PPL Capital Funding, Inc., Series A (a)..............      6.70%       03/30/67           1,954,837
       2,000,000  Southern California Edison Co., Series E (a).........      6.25%         (b)              2,207,500
                                                                                                      ---------------
                                                                                                            7,102,337
                                                                                                      ---------------

                  FOOD PRODUCTS - 2.4%
       3,620,000  Land O'Lakes Capital Trust I (f).....................      7.45%       03/15/28           3,891,500
                                                                                                      ---------------

                  INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.7%
       1,075,000  AES Gener S.A. (a)...................................      8.38%       12/18/73           1,179,813
                                                                                                      ---------------

                  INSURANCE - 20.3%
       1,425,000  ACE Capital Trust II ................................      9.70%       04/01/30           2,091,900
       1,000,000  AG Insurance S.A. N.V. (a)...........................      6.75%         (b)              1,077,500
       4,200,000  Aquarius + Investments PLC for Swiss Reinsurance Co.,
                     Ltd. (a)..........................................      8.25%         (b)              4,594,603

                     See Notes to Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

       PAR                                                                  STATED        STATED
     AMOUNT                            DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

                  INSURANCE (CONTINUED)
$      2,215,000  Assured Guaranty Municipal Holdings, Inc. (a) (f)....      6.40%       12/15/66     $     1,650,175
         420,000  Assured Guaranty US Holdings, Series A (a) (d).......      6.40%       12/15/66             302,400
       2,000,000  Aviva PLC ...........................................      8.25%         (b)              2,205,820
       2,500,000  CNP Assurances (a)...................................      7.50%         (b)              2,759,255
       3,300,000  Friends Life Holdings PLC (a)........................      7.88%         (b)              3,673,808
       1,980,000  Hartford Financial Services Group, Inc. (a)..........      8.13%       06/15/38           2,237,400
         880,000  La Mondiale SAM (a)..................................      7.63%         (b)                967,616
       3,285,000  Liberty Mutual Group, Inc. (a).......................     10.75%       06/15/58           5,001,412
       1,587,000  MetLife Capital Trust X (a) (f)......................      9.25%       04/08/38           2,225,450
       1,250,000  MetLife, Inc. (a)....................................     10.75%       08/01/39           1,981,875
         500,000  MMI Capital Trust I, Series B .......................      7.63%       12/15/27             565,330
         500,000  Sirius International Group Ltd. (a) (c)..............      7.51%         (b)                512,500
         500,000  StanCorp Financial Group, Inc. (a)...................      6.90%       06/01/67             463,750
                                                                                                      ---------------
                                                                                                           32,310,794
                                                                                                      ---------------

                  MULTI-UTILITIES - 1.0%
       1,500,000  RWE AG (a)...........................................      7.00%       10/12/72           1,586,400
                                                                                                      ---------------
                  TOTAL CAPITAL PREFERRED SECURITIES................................................       99,308,809
                  (Cost $99,753,526)                                                                  ---------------

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                           RATE        MATURITY          VALUE
----------------  -----------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES - 2.6%


                  FOOD PRODUCTS - 1.9%
       3,000,000  Land O' Lakes, Inc. (c)..............................      8.00%         (b)              3,097,500
                                                                                                      ---------------

                  INSURANCE - 0.7%
       1,220,000  Genworth Holdings, Inc. .............................      6.50%       06/15/34           1,079,700
                                                                                                      ---------------
                  TOTAL CORPORATE BONDS AND NOTES...................................................        4,177,200
                  (Cost $4,101,781)                                                                   ---------------

                  TOTAL INVESTMENTS - 98.8%.........................................................      157,198,671
                  (Cost $157,213,863) (g)

                  NET OTHER ASSETS AND LIABILITIES - 1.2%...........................................        1,904,765
                                                                                                      ---------------

                  NET ASSETS - 100.0%...............................................................  $   159,103,436
                                                                                                      ===============

-----------------------------

(a) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at July 31, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b)   Perpetual maturity.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Portfolio of Investments).


                     See Notes to Portfolio of Investments

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

(d) Pursuant to procedures adopted by the First Trust Series Fund's (the "Trust") Board of Trustees, this security has been determined to be illiquid by Stonebridge Advisors LLC, the Fund's sub-advisor (the "Sub-Advisor").

(e) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2015.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by the Sub-Advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2015, securities noted as such amounted to $20,714,212 or 13.02% of net assets.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,624,582 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,639,774.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                                                  LEVEL 2       LEVEL 3
                                                       TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                                                      VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                                          7/31/2015       PRICES        INPUTS        INPUTS
--------------------------------------------------  ------------  ------------  ------------  ------------
$25 Par Preferred Securities*.....................  $ 38,836,311  $ 38,836,311  $         --  $         --
$100 Par Preferred Securities*....................     5,378,100            --     5,378,100            --
$1,000 Par Preferred Securities*..................     9,498,251            --     9,498,251            --
Capital Preferred Securities*.....................    99,308,809            --    99,308,809            --
Corporate Bonds and Notes*........................     4,177,200            --     4,177,200            --
                                                    ------------  ------------  ------------  ------------
Total Investments.................................  $157,198,671  $ 38,836,311  $118,362,360  $         --
                                                    ============  ============  ============  ============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.



                     See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                           JULY 31, 2015 (UNAUDITED)

                                1. ORGANIZATION

First Trust Preferred Securities and Income Fund (the "Fund") is a series of First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a non-diversified, open-end management investment company wit h the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an intere st in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                           JULY 31, 2015 (UNAUDITED)

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.


Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3) the initial cost of the security; 4) transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                           JULY 31, 2015 (UNAUDITED)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2015, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.

                                                  ACQUISITION       SHARES/PAR                  CARRYING                  % OF NET
SECURITY                                             DATE             AMOUNT         PRICE        COST         VALUE       ASSETS
---------------------------------------------  -----------------  ---------------  ----------  -----------  -----------  -----------
AgStar Financial Services ACA, 6.75%                7/31/15                 500    $ 1,044.63  $   526,250  $   522,313     0.33%
Centaur Funding Corp., 9.08%, 4/21/20          7/17/14 - 1/09/15          2,500      1,242.81    3,128,350    3,107,031     1.95%
Land O' Lakes, Inc., 8.00%                          7/09/15         $ 3,000,000        1.0325    3,000,000    3,097,500     1.95%
Pitney Bowes International Holdings,
   Inc., Series F, 6.13%                            4/07/15                 300      1,056.88      315,375      317,063     0.20%
Sirius International Group Ltd., 7.51%              5/19/15         $   500,000         1.025      525,000      512,500     0.32%
Sovereign Real Estate Investment
   Trust, 12.00%                                    2/05/15                 750      1,323.75    1,005,000      992,813     0.62%
                                                                                               -----------  -----------    ------
                                                                                               $ 8,499,975  $ 8,549,220     5.37%
                                                                                               -----------  -----------    ------

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

     SHARES                                   DESCRIPTION                                    VALUE
----------------  --------------------------------------------------------------------  ---------------
COMMON STOCKS - 95.8%

                  AIR FREIGHT & LOGISTICS - 3.0%
           2,885  Forward Air Corp. ..................................................  $       140,067
                                                                                        ---------------

                  BANKS - 3.2%
           3,025  Bank of Marin Bancorp ..............................................          147,227
                                                                                        ---------------

                  CAPITAL MARKETS - 2.8%
          16,640  PennantPark Investment Corp. (a)....................................          131,789
                                                                                        ---------------

                  COMMERCIAL SERVICES & SUPPLIES - 3.2%
           5,420  Ritchie Bros. Auctioneers, Inc. ....................................          146,448
                                                                                        ---------------

                  ELECTRICAL EQUIPMENT - 6.0%
           3,870  Franklin Electric Co., Inc. ........................................          111,688
           6,787  Thermon Group Holdings, Inc. (b)....................................          163,770
                                                                                        ---------------
                                                                                                275,458
                                                                                        ---------------

                  ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.0%
           2,173  MTS Systems Corp. ..................................................          140,397
                                                                                        ---------------

                  FOOD PRODUCTS - 3.5%
           4,941  Snyder's-Lance, Inc. ...............................................          160,681
                                                                                        ---------------

                  HEALTH CARE EQUIPMENT & SUPPLIES - 8.5%
           3,515  Haemonetics Corp. (b)...............................................          140,635
           2,964  Halyard Health, Inc. (b)............................................          120,753
           2,194  West Pharmaceutical Services, Inc. .................................          131,355
                                                                                        ---------------
                                                                                                392,743
                                                                                        ---------------

                  HEALTH CARE PROVIDERS & SERVICES - 8.1%
           3,265  Patterson Cos., Inc. ...............................................          163,773
           3,395  VCA, Inc. (b).......................................................          208,894
                                                                                        ---------------
                                                                                                372,667
                                                                                        ---------------

                  HOTELS, RESTAURANTS & LEISURE - 3.3%
          11,053  Potbelly Corp. (b)..................................................          150,763
                                                                                        ---------------

                  INDUSTRIAL CONGLOMERATES - 3.1%
           7,305  Raven Industries, Inc. .............................................          141,936
                                                                                        ---------------

                  INSURANCE - 10.2%
           4,620  Brown & Brown, Inc. ................................................          154,539
           9,545  OneBeacon Insurance Group Ltd., Class A ............................          138,402
           3,199  RLI Corp. ..........................................................          176,681
                                                                                        ---------------
                                                                                                469,622
                                                                                        ---------------

                  LIFE SCIENCES TOOLS & SERVICES - 3.5%
           1,465  Bio-Techne Corp. ...................................................          160,242
                                                                                        ---------------

                  MACHINERY - 9.4%
           2,060  Graco, Inc. ........................................................          147,269
           4,217  John Bean Technologies Corp. .......................................          153,710
           4,154  Mueller Industries, Inc. ...........................................          134,465
                                                                                        ---------------
                                                                                                435,444
                                                                                        ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

     SHARES                                   DESCRIPTION                                    VALUE
----------------  --------------------------------------------------------------------  ---------------
COMMON STOCKS (CONTINUED)

                  MEDIA - 4.1%
           2,224  Morningstar, Inc. ..................................................  $       189,463
                                                                                        ---------------

                  PROFESSIONAL SERVICES - 3.3%
           3,418  Exponent, Inc. .....................................................          152,067
                                                                                        ---------------

                  REAL ESTATE INVESTMENT TRUSTS - 6.1%
           8,450  Gladstone Commercial Corp. .........................................          135,369
           5,888  Rayonier, Inc. .....................................................          144,845
                                                                                        ---------------
                                                                                                280,214
                                                                                        ---------------

                  REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.7%
           4,513  RE/MAX Holdings, Inc., Class A .....................................          170,682
                                                                                        ---------------

                  ROAD & RAIL - 3.7%
           2,406  Landstar System, Inc. ..............................................          173,304
                                                                                        ---------------

                  TEXTILES, APPAREL & LUXURY GOODS - 4.1%
           6,300  Culp, Inc. .........................................................          190,575
                                                                                        ---------------

                  TOTAL INVESTMENTS - 95.8% ..........................................        4,421,789
                  (Cost $3,737,703) (c)

                  NET OTHER ASSETS AND LIABILITIES - 4.2% ............................          193,501
                                                                                        ---------------
                  NET ASSETS - 100.0% ................................................  $     4,615,290
                                                                                        ===============

(a)   Business Development Company.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $815,297 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $131,211.

-----------------------------
VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                                                  LEVEL 2       LEVEL 3
                                                       TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                                                      VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                                          7/31/2015       PRICES        INPUTS        INPUTS
--------------------------------------------------  ------------  ------------  ------------  ------------
Common Stocks*....................................  $  4,421,789  $  4,421,789  $         --  $         --
                                                    ============  ============  ============  ============

*See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.


                     See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                           JULY 31, 2015 (UNAUDITED)


                                1. ORGANIZATION

First Trust/Confluence Small Cap Value Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. (the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                           JULY 31, 2015 (UNAUDITED)


      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)     MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS - 55.8%

                  AEROSPACE & DEFENSE - 0.2%
$        184,462  DynCorp International, Inc., Term Loan .................      6.25%       07/07/16     $       180,311
         199,500  Science Applications International Corp. (SAIC),
                     Tranche B Incremental Loan...........................      3.75%       04/21/22             200,049
                                                                                                         ---------------
                                                                                                                 380,360
                                                                                                         ---------------

                  AGRICULTURAL PRODUCTS - 0.4%
         684,989  Jimmy Sanders, Inc. (Pinnacle Operating Corp.), Term B
                     Loan Refinancing (First Lien)........................      4.75%       11/15/18             684,989
                                                                                                         ---------------

                  APPAREL RETAIL - 0.5%
         396,000  J.C. Penney Corp., Inc., Term Loan .....................      5.00%       06/20/19             396,000
         491,262  Neiman Marcus Group, Inc., The, Other Term Loan ........      4.25%       10/25/20             488,928
                                                                                                         ---------------
                                                                                                                 884,928
                                                                                                         ---------------

                  APPLICATION SOFTWARE - 0.7%
         200,000  Epicor Software Corp., Term Loan B .....................      4.75%       06/01/22             199,600
         717,949  Informatica Corp., Term Loan B .........................      4.50%       06/03/22             717,590
          23,553  Mitchell International, Inc., Initial Term Loan ........      4.50%       10/13/20              23,562
         229,326  Triple Point Technologies, Inc., Term Loan B............      5.25%       07/10/20             205,820
                                                                                                         ---------------
                                                                                                               1,146,572
                                                                                                         ---------------

                  ASSET MANAGEMENT & CUSTODY BANKS - 0.4%
         122,813  Guggenheim Partners Investment Management Holdings LLC,
                     Initial Term Loan....................................      4.25%       07/22/20             123,120
         500,000  Hamilton Lane Advisors LLC, Term Loan B ................      4.25%       07/08/22             499,790
                                                                                                         ---------------
                                                                                                                 622,910
                                                                                                         ---------------

                  AUTO PARTS & EQUIPMENT - 0.7%
          78,229  Affinia Group, Inc., Tranche B-2 Term Loan .............      4.75%       04/27/20              78,229
         373,593  Gates Global LLC, Initial Dollar Term Loan .............      4.25%       07/06/21             371,433
         243,750  Remy International, Inc., Term B Loan 2013 .............      4.25%       03/05/20             243,750
         455,463  Tower Automotive Holdings USA LLC, Initial Term Loan
                     (2014) ..............................................      4.00%       04/23/20             454,893
                                                                                                         ---------------
                                                                                                               1,148,305
                                                                                                         ---------------

                  BROADCASTING - 1.5%
         149,362  Clear Channel Communications, Inc., Tranche D Term
                     Loan ................................................      6.94%       01/30/19             137,059
       1,700,000  Clear Channel Communications, Inc., Tranche E Term
                     Loan ................................................      7.69%       07/30/19           1,575,832
          46,192  Cumulus Media Holdings, Inc., Term Loan ................      4.25%       12/23/20              42,670
         391,770  Media General, Inc., Term Loan B .......................      4.00%       07/31/20             393,564
         488,610  Univision Communications, Inc., 2013 Incremental Term
                     Loan ................................................      4.00%       03/01/20             487,999
                                                                                                         ---------------
                                                                                                               2,637,124
                                                                                                         ---------------

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)     MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  BUILDING PRODUCTS - 0.1%
$        136,808  Unifrax Holding Co., New Term Dollar Loan...............      4.25%       11/28/18     $       136,363
                                                                                                         ---------------

                  CABLE & SATELLITE - 0.3%
         253,623  Charter Communications Operating LLC, Bridge Loan -
                     Unsecured (c)........................................      5.63%       05/21/16             252,038
         311,594  Charter Communications Operating LLC, Bridge Loan -
                     Unsecured 1yr (c)....................................      3.75%       05/21/16             309,647
                                                                                                         ---------------
                                                                                                                 561,685
                                                                                                         ---------------

                  CASINOS & GAMING - 4.3%
         750,000  Amaya Holdings B.V., 2nd Lien TL .......................      8.00%       07/31/22             756,750
       2,481,250  Amaya Holdings B.V., Initial Term B Loan (First Lien)...      5.00%       08/01/21           2,475,444
       3,312,543  Caesars Growth Partners LLC, Term B Loan (First Lien)...      6.25%       05/08/21           2,749,411
         259,790  CityCenter Holdings LLC, Term B Loan ...................      4.25%       10/16/20             260,330
         256,022  ROC Finance LLC, Funded Term B Loan ....................      5.00%       06/20/19             249,622
         931,901  Station Casinos, Inc., B Term Loan .....................      4.25%       03/02/20             933,392
                                                                                                         ---------------
                                                                                                               7,424,949
                                                                                                         ---------------

                  COAL & CONSUMABLE FUELS - 0.1%
         390,459  Arch Coal, Inc., Term Loan .............................      6.25%       05/16/18             221,152
                                                                                                         ---------------

                  COMPUTER HARDWARE - 0.5%
         807,041  Dell, Inc., Term B-2 Loan ..............................      4.00%       04/29/20             806,581
                                                                                                         ---------------

                  CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.1%
         115,518  Navistar, Inc., Tranche B Term Loan ....................      6.75%       08/17/17             115,181
                                                                                                         ---------------

                  CONSUMER FINANCE - 0.7%
         166,852  Altisource Solutions S.A.R.L., Term B Loan .............      4.50%       12/09/20             150,167
       1,073,271  Walter Investment Management Corp., Tranche B Term
                     Loan ................................................      4.75%       12/18/20           1,025,864
                                                                                                         ---------------
                                                                                                               1,176,031
                                                                                                         ---------------

                  DATA PROCESSING & OUTSOURCED SERVICES - 0.9%
       1,113,750  Interactive Data Corp., Term Loan ......................      4.75%       05/02/21           1,117,693
         441,341  Sungard Availability Services Capital, Inc., Term
                     Loan B ..............................................      6.00%       03/29/19             399,414
                                                                                                         ---------------
                                                                                                               1,517,107
                                                                                                         ---------------

                  DIVERSIFIED CHEMICALS - 0.1%
         200,000  Ineos US Finance LLC, 2022 Dollar Term Loan ............      4.25%       03/31/22             200,500
                                                                                                         ---------------

                  DIVERSIFIED SUPPORT SERVICES - 0.6%
         994,218  SMG Holdings, Inc., Term Loan B ........................      4.50%       02/27/20             994,218
                                                                                                         ---------------

                  EDUCATION SERVICES - 0.1%
         124,688  Bright Horizons Family Solutions, Inc., Term B-1 Loan...      5.75%       01/30/20             124,947
                                                                                                         ---------------

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)     MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  ELECTRIC UTILITIES - 0.2%
$        100,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2014
                     Term Loan (Non-Extending) (d) (e)....................      4.67%       10/10/14     $        50,050
         750,000  TXU (Texas Competitive Electric Holdings Co. LLC), 2017
                     Term Loan (Extending) (d) (e)........................      4.67%       10/10/17             382,500
                                                                                                         ---------------
                                                                                                                 432,550
                                                                                                         ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
         166,667  Linxens LLC, Term Loan B ...............................      5.00%       07/31/22             166,250
         705,682  Zebra Technologies Corp., Term Loan B ..................      4.75%       10/27/21             713,127
                                                                                                         ---------------
                                                                                                                 879,377
                                                                                                         ---------------

                  ENVIRONMENTAL & FACILITIES SERVICES - 1.1%
         149,250  PSSI (Packers Holdings LLC), Term B Loan ...............      5.00%       12/02/21             149,996
         943,872  ServiceMaster Co., Initial Term Loan ...................      4.25%       07/01/21             944,920
         788,000  WTG Holdings III Corp. (EWT Holdings III Corp.), Term
                     Loan (First Lien) ...................................      4.75%       01/15/21             787,512
                                                                                                         ---------------
                                                                                                               1,882,428
                                                                                                         ---------------

                  FOOD RETAIL - 1.8%
       3,114,860  Albertsons LLC, Term B-4 Loan ..........................      5.50%       08/25/21           3,123,177
                                                                                                         ---------------

                  HEALTH CARE EQUIPMENT - 1.0%
         538,462  Alere, Inc., Term B Loan ...............................      4.25%       06/15/22             540,481
         660,000  DJO Finance LLC (ReAble Therapeutics Finance LLC),
                     Initial Term Loan ...................................      4.25%       06/08/20             660,495
         539,408  Kinetic Concepts, Inc., Dollar Term E-1 Loan ...........      4.50%       05/04/18             541,344
                                                                                                         ---------------
                                                                                                               1,742,320
                                                                                                         ---------------

                  HEALTH CARE FACILITIES - 1.5%
       1,100,000  21st Century Oncology, Inc., Tranche B Term Loan .......      6.50%       04/30/22           1,054,625
         205,862  Acadia Healthcare Co., Inc., Tranche B Term Loan .......      4.25%       02/11/22             207,750
         375,000  Concentra, Inc. (MJ Acquisition Corp.), Term Loan B ....      4.00%       05/15/22             374,374
         132,663  Kindred Healthcare, Inc., New Term Loan ................      4.25%       04/09/21             133,119
         796,000  Surgery Centers Holdings, Inc., Initial Term Loan
                     (First Lien) ........................................      5.25%       11/03/20             797,990
                                                                                                         ---------------
                                                                                                               2,567,858
                                                                                                         ---------------

                  HEALTH CARE SERVICES - 2.6%
         500,000  Air Medical Group Holdings, Inc., Initial Term Loan ....      4.50%       04/28/22             496,000
         750,417  CareCore National LLC, Term Loan .......................      5.50%       03/05/21             746,200
         150,000  CHG Healthcare Services, Inc., Term Loan (First Lien)...      4.25%       11/19/19             150,125
         997,500  Curo Health Services Holdings, Inc., Term B Loan (First
                     Lien) ...............................................      6.50%       02/07/22           1,004,981

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)     MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  HEALTH CARE SERVICES (CONTINUED)
$      1,323,955  Healogics, Inc. (CDRH Parent, Inc.), Initial Term Loan
                     (First Lien) ........................................      5.25%       07/01/21     $     1,323,135
         376,259  Heartland Dental Care LLC, Incremental Term Loan .......      5.50%       12/21/18             376,259
         332,500  Surgical Care Affiliates LLC, Initial Term Loan ........      4.25%       03/17/22             332,500
                                                                                                         ---------------
                                                                                                               4,429,200
                                                                                                         ---------------

                  HEALTH CARE SUPPLIES - 0.3%
         189,189  Convatec Inc., TLB .....................................      4.25%       06/30/20             189,367
         374,243  Sage Products Holdings III LLC, Term Loan B ............      4.25%       12/13/19             375,022
                                                                                                         ---------------
                                                                                                                 564,389
                                                                                                         ---------------

                  HEALTH CARE TECHNOLOGY - 1.0%
         595,500  Connolly Holdings, Inc., Term Loan B ...................      4.50%       05/14/21             596,989
         149,750  Healthport Technologies LLC (CT Technologies
                     Intermediate Holdings, Inc.), Term Loan B............      5.25%       12/01/21             150,078
       1,033,542  Truven Health Analytics, Inc. (VCPH Holding Corp.),
                     Term Loan B .........................................      4.50%       05/31/19           1,028,374
                                                                                                         ---------------
                                                                                                               1,775,441
                                                                                                         ---------------

                  HOMEFURNISHING RETAIL - 0.6%
       1,029,966  Serta Simmons Holdings LLC, Term Loan B ................      4.25%       10/01/19           1,031,902
                                                                                                         ---------------

                  HOTELS, RESORTS & CRUISE LINES - 0.4%
         665,417  Extended Stay America (ESH Hospitality, Inc.), Term
                     Loan ................................................      5.00%       06/24/19             677,481
                                                                                                         ---------------

                  HOUSEHOLD PRODUCTS - 0.1%
         193,103  Spectrum Brands, Inc., USD Term Loan ...................      3.75%       06/23/22             193,677
                                                                                                         ---------------

                  HYPERMARKETS & SUPER CENTERS - 1.4%
         232,246  BJ's Wholesale Club, Inc., 2013 (November) Replacement
                     Loan (Second Lien)...................................      8.50%       03/26/20             233,904
       2,131,688  BJ's Wholesale Club, Inc., New 2013 (November)
                     Replacement Loan (First Lien)........................      4.50%       09/26/19           2,132,882
                                                                                                         ---------------
                                                                                                               2,366,786
                                                                                                         ---------------

                  INDUSTRIAL MACHINERY - 0.4%
         704,617  Filtration Group Corp., Term Loan (First Lien) .........      4.25%       11/23/20             704,617
                                                                                                         ---------------

                  INSURANCE BROKERS - 1.7%
         320,761  Amwins Group LLC, TLB ..................................      5.25%       09/06/19             324,469
       1,113,784  Confie Seguros Holding II Co., Term B Loan (First
                     Lien) ...............................................      5.75%       11/09/18           1,124,922
         294,000  Cooper Gay Swett & Crawford Ltd., Term Loan (First
                     Lien) ...............................................      5.00%       04/16/20             267,540

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)     MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  INSURANCE BROKERS (CONTINUED)
$      1,059,217  HUB International Ltd., Initial Term Loan (New) ........      4.00%       10/02/20     $     1,053,540
          97,882  USI, Inc. (Compass Investors, Inc.), Initial Term
                     Loan ................................................      4.25%       12/27/19              97,637
                                                                                                         ---------------
                                                                                                               2,868,108
                                                                                                         ---------------

                  IT CONSULTING & OTHER SERVICES - 0.1%
         119,006  Sirius Computer Solutions, Inc. (SCS Holdings I, Inc.),
                     Term Loan B .........................................      6.25%       12/07/18             119,899
                                                                                                         ---------------

                  LEISURE FACILITIES - 1.6%
       1,500,000  ClubCorp Club Operations, Inc., Term Loan B ............      4.25%       07/24/20           1,505,160
         538,462  Life Time Fitness, Inc., Closing Date Term Loan ........      4.25%       06/10/22             536,782
         658,333  Planet Fitness Holdings LLC, Term Loan .................      4.75%       03/31/21             658,333
                                                                                                         ---------------
                                                                                                               2,700,275
                                                                                                         ---------------

                  LIFE SCIENCES TOOLS & SERVICES - 2.8%
         636,935  Immucor, Inc., Term B-2 Loan ...........................      5.00%       08/19/18             637,928
       2,350,317  InVentiv Health, Inc., Term B-4 Loan ...................      7.75%       05/15/18           2,353,255
         792,000  Millennium Laboratories LLC, Tranche B Term Loan .......      5.25%       04/16/21             318,123
       1,072,500  Ortho-Clinical Diagnostics, Inc., Initial Term Loan ....      4.75%       06/30/21           1,064,124
         400,000  Sterigenics International (STHI Intermediate Holding
                     Corp.), Initial Term Loan ...........................      4.25%       05/16/22             400,000
                                                                                                         ---------------
                                                                                                               4,773,430
                                                                                                         ---------------

                  METAL & GLASS CONTAINERS - 0.6%
         100,000  Anchor Glass Container Corp., Term B Loan ..............      4.50%       06/30/22             100,228
         246,875  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance
                     S.A.), New Term Loan ................................      4.00%       12/17/19             246,875
         610,769  Berlin Packaging LLC, Initial Term Loan (First Lien) ...      4.50%       10/01/21             610,959
         157,500  PODS, Inc., Initial Term Loan (First Lien) .............      5.25%       02/02/22             158,287
                                                                                                         ---------------
                                                                                                               1,116,349
                                                                                                         ---------------

                  MOVIES & ENTERTAINMENT - 1.8%
         398,000  Creative Artists Agency LLC (CAA Holdings LLC), Initial
                     Term Loan ...........................................      5.50%       12/17/21             402,278
       2,494,987  Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD)...      4.75%       07/30/21           2,489,274
         246,533  WME IMG Worldwide, Inc., Term Loan (First Lien) ........      5.25%       05/06/21             246,457
                                                                                                         ---------------
                                                                                                               3,138,009
                                                                                                         ---------------

                  OIL & GAS EXPLORATION & PRODUCTION - 0.3%
         400,000  American Energy Marcellus Holdings LLC, Initial Loan
                     (First Lien) ........................................      5.25%       08/04/20             281,500

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)     MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  OIL & GAS EXPLORATION & PRODUCTION (CONTINUED)
$        472,222  American Energy Marcellus Holdings LLC, Initial Loan
                     (Second Lien) .......................................      8.50%       08/04/21     $       177,083
                                                                                                         ---------------
                                                                                                                 458,583
                                                                                                         ---------------

                  OTHER DIVERSIFIED FINANCIAL SERVICES - 1.2%
       2,000,000  First Data Corp., 2021 New Dollar Term Loan ............      4.19%       03/24/21           1,998,340
                                                                                                         ---------------

                  PACKAGED FOODS & MEATS - 3.3%
         948,628  Boulder Brands, Inc. (GFA Brands, Inc.), Term Loan B
                     (July 2014) .........................................      4.50%       07/09/20             924,912
         579,336  Del Monte Foods, Inc., Initial Loan (First Lien) .......      4.25%       02/18/21             562,437
       1,183,161  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.),
                     Initial Term Loan ...................................      7.50%       06/18/18           1,177,245
       2,857,143  New HB Acquisition LLC, 1st Lien Term Loan .............      4.50%       07/31/22           2,863,086
         112,360  New HB Acquisition LLC, 2nd Lien Term Loan .............      8.50%       07/31/23             112,640
                                                                                                         ---------------
                                                                                                               5,640,320
                                                                                                         ---------------

                  PAPER PACKAGING - 0.1%
         119,311  Exopack Holding Corp., Term Loan B .....................      4.50%       04/30/19             119,708
                                                                                                         ---------------

                  PHARMACEUTICALS - 4.1%
         411,662  Akorn, Inc., Loan ......................................      4.50%       04/16/21             412,176
       1,293,634  Amneal Pharmaceuticals LLC, Second Incremental Term
                     Loan ................................................      4.50%       11/01/19           1,295,898
       1,320,002  Catalent Pharma Solutions, Inc., Dollar Term Loan ......      4.25%       05/20/21           1,324,952
         200,000  Concordia Healthcare Corp., Initial Term Loan ..........      4.75%       04/21/22             200,750
         500,000  Endo Pharmaceuticals Holdings, Inc., Asset Sale
                     Bridge TL ...........................................      3.50%       06/30/16             500,000
         500,000  Endo Pharmaceuticals Holdings, Inc., Term Loan B .......      3.75%       06/24/20             501,945
       1,449,792  Par Pharmaceutical Cos., Inc., Term B-2 Loan ...........      4.00%       09/30/19           1,448,284
         595,500  Patheon, Inc (JLL/Delta Dutch Newco B.V.), Initial
                     Dollar Term Loan ....................................      4.25%       03/11/21             592,945
         748,125  Valeant Pharmaceuticals International, Inc., Series F-1
                     Tranche B Term Loan..................................      4.00%       04/01/22             750,347
                                                                                                         ---------------
                                                                                                               7,027,297
                                                                                                         ---------------

                  PROPERTY & CASUALTY INSURANCE - 0.7%
         574,678  Cunningham Lindsey U.S., Inc., Initial Term Loan (First
                     Lien) ...............................................      5.00%       12/10/19             558,156

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)     MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  PROPERTY & CASUALTY INSURANCE (CONTINUED)
$        600,000  Sedgwick Claims Management Services, Inc., Initial Loan
                     (Second Lien) .......................................      6.75%       02/28/22     $       591,750
                                                                                                         ---------------
                                                                                                               1,149,906
                                                                                                         ---------------

                  PUBLISHING - 0.9%
         336,694  Cengage Learning Acquisitions, Inc., Term Loan .........      7.00%       03/15/20             337,536
       1,234,375  Mergermarket USA, Inc., 2014 Incremental Term Loan .....      4.50%       02/04/21           1,215,859
                                                                                                         ---------------
                                                                                                               1,553,395
                                                                                                         ---------------

                  RESEARCH & CONSULTING SERVICES - 1.8%
       1,526,175  Acosta, Inc., Term Loan B ..............................      4.25%       09/26/21           1,523,626
       1,142,694  Advantage Sales & Marketing, Inc., Initial Term Loan
                     (First Lien) ........................................      4.25%       07/23/21           1,135,907
         409,428  Information Resources, Inc., Term Loan .................      4.75%       09/30/20             410,624
                                                                                                         ---------------
                                                                                                               3,070,157
                                                                                                         ---------------

                  RESTAURANTS - 2.2%
          50,000  Focus Brands, Inc., Term Loan (Second Lien) ............     10.25%       08/21/18              50,250
       1,000,000  Portillo's Holdings LLC, Second Lien Term Loan .........      8.00%       08/15/22             991,250
       2,381,086  Portillo's Holdings LLC, Term B Loan (First Lien) ......      4.75%       08/02/21           2,385,062
         425,357  Red Lobster Management LLC, Initial Term Loan (First
                     Lien) ...............................................      6.25%       07/28/21             426,952
                                                                                                         ---------------
                                                                                                               3,853,514
                                                                                                         ---------------

                  RETAIL REITS - 0.1%
         200,000  Capital Automotive LLC, Term Loan (Second Lien) ........      6.00%       04/30/20             202,812
                                                                                                         ---------------

                  SEMICONDUCTORS - 0.6%
         736,903  Freescale Semiconductor, Inc., Tranche B-4 Term Loan ...      4.25%       02/28/20             738,008
         235,800  Freescale Semiconductor, Inc., Tranche B5 Term Loan ....      5.00%       01/15/21             236,720
                                                                                                         ---------------
                                                                                                                 974,728
                                                                                                         ---------------

                  SPECIALIZED CONSUMER SERVICES - 1.2%
         748,392  Asurion LLC, Incremental Tranche B-1 Term Loan .........      5.00%       05/24/19             748,160
         352,941  Asurion LLC, Term Loan (Second Lien) ...................      8.50%       03/03/21             354,706
         909,594  Asurion LLC, Term Loan B-4 .............................      5.00%       07/31/22             908,739
                                                                                                         ---------------
                                                                                                               2,011,605
                                                                                                         ---------------

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)     MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SPECIALIZED FINANCE - 0.7%
$        400,000  AlixPartners LLP, Term Loan B ..........................      4.50%       07/15/22     $       400,832
         735,639  Duff & Phelps Corp., Initial Term Loan .................      4.50%       04/23/20             736,330
                                                                                                         ---------------
                                                                                                               1,137,162
                                                                                                         ---------------

                  SPECIALIZED REITS - 0.4%
         700,000  Communication Sales & Leasing, Inc., Term Loan .........      5.00%       10/24/22             677,908
                                                                                                         ---------------

                  SPECIALTY CHEMICALS - 0.8%
          61,169  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.), Tranche B-1
                     Term Loan ...........................................      4.50%       10/03/19              61,169
          31,738  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.), Tranche B-2
                     Term Loan ...........................................      4.50%       10/03/19              31,738
         397,000  Emerald Performance Materials LLC, Initial Term Loan
                     (First Lien) ........................................      4.50%       07/30/21             397,663
         206,424  NuSil Technology LLC, Term Loan ........................      5.25%       04/07/17             205,134
         110,556  Platform Specialty Products Corp. (fka: Macdermid,
                     Inc.), Tranche B-2 Term Loan.........................      4.75%       06/07/20             110,989
         433,060  Polymer Group, Inc., Initial Loan ......................      5.25%       12/19/19             435,407
         100,000  Trinseo Materials Operating S.C.A., Term Loan B ........      4.25%       10/13/21              99,575
                                                                                                         ---------------
                                                                                                               1,341,675
                                                                                                         ---------------

                  SPECIALTY STORES - 1.3%
       1,008,519  PetSmart, Inc., Tranche B-1 Loan .......................      4.25%       03/11/22           1,011,676
         223,214  Toys "R" US-Delaware, Inc., Canadian FILO TL ...........      8.25%       10/24/19             222,656
         276,786  Toys "R" US-Delaware, Inc., FILO Term Loan .............      8.25%       10/24/19             276,094
         278,693  Toys "R" US-Delaware, Inc., Term B-2 Loan ..............      5.25%       05/25/18             221,213
         509,354  Toys "R" US-Delaware, Inc., Term B4 Loan ...............      9.75%       04/25/20             466,202
                                                                                                         ---------------
                                                                                                               2,197,841
                                                                                                         ---------------

                  SYSTEMS SOFTWARE - 2.0%
         185,253  Applied Systems, Inc., Initial Term Loan (First Lien)...      4.25%       01/25/21             185,438
         220,564  Applied Systems, Inc., Initial Term Loan (Second Lien)..      7.50%       01/24/22             221,046
         100,000  Blue Coat Systems, Inc., Initial Term Loan .............      4.50%       05/20/22             100,042
       2,248,380  BMC Software Finance, Inc., Initial US Term Loan .......      5.00%       09/10/20           2,050,523
         731,250  Compuware Corp., Term Loan B ...........................      6.25%       12/31/19             717,232
         177,423  SS&C Technologies Holdings, Inc., Term B-1 Loan ........      4.00%       07/08/22             178,679

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                                 STATED
     VALUE                              DESCRIPTION                           RATE (a)     MATURITY (b)       VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

                  SYSTEMS SOFTWARE (CONTINUED)
$         39,969  SS&C Technologies Holdings, Inc., Term B-2 Loan ........      4.00%       07/08/22     $        40,252
                                                                                                         ---------------
                                                                                                               3,493,212
                                                                                                         ---------------

                  TRUCKING - 0.4%
         109,338  Kenan Advantage Group, Inc., CAN Term Loan .............      4.00%       07/31/22             109,509
          47,872  Kenan Advantage Group, Inc., Delayed Draw Term Loan 1...      4.00%       07/31/22              47,947
         342,790  Kenan Advantage Group, Inc., US Term Loan ..............      4.00%       07/31/22             343,324
         142,500  SIRVA Worldwide, Inc., Loan ............................      7.50%       03/27/19             142,500
                                                                                                         ---------------
                                                                                                                 643,280
                                                                                                         ---------------

                  WIRELESS TELECOMMUNICATION SERVICES - 0.0%
          79,063  Lightower Fiber Networks (LTS Buyer LLC or Sidera
                     Networks, Inc.), Term Loan (Second Lien) ............      8.00%       04/12/21              78,489
                                                                                                         ---------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS............................................       95,501,107
                  (Cost $97,706,046)                                                                     ---------------

   PRINCIPAL                                                                  STATED         STATED
     VALUE                              DESCRIPTION                           COUPON        MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES - 31.8%

                  AEROSPACE & DEFENSE - 0.9%
         100,000  Aerojet Rocketdyne Holdings, Inc. ......................      7.13%       03/15/21             107,000
       1,500,000  DigitalGlobe, Inc. (f)..................................      5.25%       02/01/21           1,447,500
                                                                                                         ---------------
                                                                                                               1,554,500
                                                                                                         ---------------

                  AGRICULTURAL PRODUCTS - 0.3%
         455,000  Darling Ingredients, Inc. ..............................      5.38%       01/15/22             462,394
         125,000  Pinnacle Operating Corp. (f)............................      9.00%       11/15/20             124,687
                                                                                                         ---------------
                                                                                                                 587,081
                                                                                                         ---------------

                  ALTERNATIVE CARRIERS - 2.0%
         500,000  Level 3 Communications, Inc. ...........................      5.75%       12/01/22             505,000
       1,500,000  Level 3 Financing, Inc. ................................      5.38%       08/15/22           1,520,625
       1,500,000  Level 3 Financing, Inc. (f).............................      5.13%       05/01/23           1,460,625
                                                                                                         ---------------
                                                                                                               3,486,250
                                                                                                         ---------------

                  APPLICATION SOFTWARE - 0.7%
          62,000  Audatex North America, Inc. (f).........................      6.00%       06/15/21              63,550
          63,000  Audatex North America, Inc. (f).........................      6.13%       11/01/23              61,819
       1,000,000  Infor US, Inc. (f)......................................      6.50%       05/15/22           1,025,000
                                                                                                         ---------------
                                                                                                               1,150,369
                                                                                                         ---------------

                  AUTO PARTS & EQUIPMENT - 0.3%
         250,000  American Axle & Manufacturing, Inc. ....................      6.25%       03/15/21             259,688

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED         STATED
     VALUE                              DESCRIPTION                           COUPON        MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  AUTO PARTS & EQUIPMENT (CONTINUED)
$        250,000  MPG Holdco I, Inc. .....................................      7.38%       10/15/22     $       266,887
                                                                                                         ---------------
                                                                                                                 526,575
                                                                                                         ---------------

                  BROADCASTING - 2.1%
       1,000,000  Gray Television, Inc. ..................................      7.50%       10/01/20           1,062,500
         375,000  LIN Television Corp. (f)................................      5.88%       11/15/22             382,500
         188,000  Nexstar Broadcasting, Inc. .............................      6.88%       11/15/20             199,985
         100,000  Nexstar Broadcasting, Inc. (f)..........................      6.13%       02/15/22             102,750
         250,000  Sinclair Television Group, Inc. ........................      6.38%       11/01/21             261,875
         500,000  Sinclair Television Group, Inc. ........................      6.13%       10/01/22             518,750
       1,000,000  Sinclair Television Group, Inc. (f).....................      5.63%       08/01/24             987,500
                                                                                                         ---------------
                                                                                                               3,515,860
                                                                                                         ---------------

                  BUILDING PRODUCTS - 0.4%
         125,000  American Builders & Contractors Supply Co., Inc. (f)....      5.63%       04/15/21             128,125
         500,000  Hillman Group (The), Inc. (f)...........................      6.38%       07/15/22             480,000
                                                                                                         ---------------
                                                                                                                 608,125
                                                                                                         ---------------

                  CABLE & SATELLITE - 2.9%
       3,000,000  CCO Holdings LLC/CCO Holdings Capital Corp. ............      5.75%       01/15/24           3,061,875
       1,000,000  Cequel Communications Holdings I LLC/Cequel Capital
                     Corp. (f)............................................      5.13%       12/15/21             932,500
       1,000,000  Dish DBS Corp. .........................................      5.88%       11/15/24             972,500
                                                                                                         ---------------
                                                                                                               4,966,875
                                                                                                         ---------------

                  CASINOS & GAMING - 1.8%
         550,000  Caesars Growth Properties Holdings LLC/Caesars Growth
                     Properties Finance, Inc. ............................      9.38%       05/01/22             429,000
          50,000  MGM Resorts International ..............................      8.63%       02/01/19              56,625
       1,850,000  MGM Resorts International ..............................      7.75%       03/15/22           2,060,437
         500,000  Station Casinos LLC ....................................      7.50%       03/01/21             536,250
                                                                                                         ---------------
                                                                                                               3,082,312
                                                                                                         ---------------

                  COMPUTER & ELECTRONICS RETAIL - 0.1%
         100,000  Energizer Holdings, Inc. (f)............................      5.50%       06/15/25              98,000
                                                                                                         ---------------

                  CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.0%
          50,000  Oshkosh Corp. ..........................................      5.38%       03/01/22              50,063
                                                                                                         ---------------

                  DIVERSIFIED REAL ESTATE ACTIVITIES - 0.3%
         500,000  Meritage Homes Corp. ...................................      7.00%       04/01/22             535,000
                                                                                                         ---------------

                  FOOD DISTRIBUTORS - 0.2%
         312,000  KeHE Distributors LLC/KeHE Finance Corp. (f)............      7.63%       08/15/21             330,720
                                                                                                         ---------------

                  HEALTH CARE EQUIPMENT - 1.7%
         333,000  Alere, Inc. ............................................      6.50%       06/15/20             347,985

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED         STATED
     VALUE                              DESCRIPTION                           COUPON        MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  HEALTH CARE EQUIPMENT (CONTINUED)
$      1,050,000  DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. (f)...      8.13%       06/15/21     $     1,081,500
         400,000  Kinetic Concepts, Inc./KCI USA, Inc. ...................     10.50%       11/01/18             426,500
       1,000,000  Kinetic Concepts, Inc./KCI USA, Inc. ...................     12.50%       11/01/19           1,075,000
                                                                                                         ---------------
                                                                                                               2,930,985
                                                                                                         ---------------

                  HEALTH CARE FACILITIES - 5.1%
       1,100,000  CHS/Community Health Systems, Inc. .....................      6.88%       02/01/22           1,179,750
         300,000  HealthSouth Corp. ......................................      5.75%       11/01/24             304,125
       1,250,000  Kindred Healthcare, Inc. (f)............................      8.00%       01/15/20           1,356,250
         500,000  Kindred Healthcare, Inc. ...............................      6.38%       04/15/22             513,750
       1,500,000  Select Medical Corp. ...................................      6.38%       06/01/21           1,522,500
         500,000  Tenet Healthcare Corp. .................................      8.13%       04/01/22             562,190
       3,000,000  Tenet Healthcare Corp. (f)..............................      6.75%       06/15/23           3,142,500
         250,000  Vantage Oncology LLC/Vantage Oncology Finance Co. (f)...      9.50%       06/15/17             241,250
                                                                                                         ---------------
                                                                                                               8,823,315
                                                                                                         ---------------

                  HEALTH CARE SERVICES - 0.7%
         600,000  Amsurg Corp. ...........................................      5.63%       07/15/22             619,380
         510,000  Surgical Care Affiliates, Inc. (f)......................      6.00%       04/01/23             520,200
                                                                                                         ---------------
                                                                                                               1,139,580
                                                                                                         ---------------

                  HOTELS, RESORTS & CRUISE LINES - 0.4%
         650,000  FelCor Lodging L.P. (f).................................      6.00%       06/01/25             672,750
                                                                                                         ---------------

                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.7%
         650,000  Dynegy, Inc. (f)........................................      7.63%       11/01/24             674,375
         500,000  NRG Energy, Inc. .......................................      6.25%       07/15/22             503,750
                                                                                                         ---------------
                                                                                                               1,178,125
                                                                                                         ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES - 0.5%
         110,000  Frontier Communications Corp. ..........................      6.25%       09/15/21             102,025
         250,000  Frontier Communications Corp. ..........................      8.75%       04/15/22             249,219
         500,000  Windstream Services LLC ................................      7.75%       10/15/20             459,687
                                                                                                         ---------------
                                                                                                                 810,931
                                                                                                         ---------------

                  LEISURE FACILITIES - 0.7%
       1,200,000  Six Flags Entertainment Corp. (f).......................      5.25%       01/15/21           1,242,000
                                                                                                         ---------------

                  LIFE SCIENCES TOOLS & SERVICES - 1.9%
       1,500,000  Crimson Merger Sub, Inc. (f)............................      6.63%       05/15/22           1,387,500
       1,000,000  Immucor, Inc. ..........................................     11.13%       08/15/19           1,055,000
         250,000  inVentiv Health, Inc. (f)...............................     11.00%       08/15/18             238,750
         500,000  inVentiv Health, Inc. (f)...............................     10.00%       08/15/18             482,500
         153,700  inVentiv Health, Inc. (f) (g)...........................     10.00%       08/15/18             162,153
                                                                                                         ---------------
                                                                                                               3,325,903
                                                                                                         ---------------

                  MOVIES & ENTERTAINMENT - 0.1%
         125,000  Cinemark USA, Inc. .....................................      4.88%       06/01/23             123,438
                                                                                                         ---------------

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED         STATED
     VALUE                              DESCRIPTION                           COUPON        MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  OIL & GAS EXPLORATION & PRODUCTION - 0.3%
$        500,000  American Energy-Permian Basin LLC/AEPB Finance
                     Corp. (f)............................................      7.13%       11/01/20     $       305,000
         125,000  American Energy-Permian Basin LLC/AEPB Finance
                     Corp. (f)............................................      7.38%       11/01/21              74,063
         125,000  Sanchez Energy Corp. ...................................      6.13%       01/15/23             101,875
                                                                                                         ---------------
                                                                                                                 480,938
                                                                                                         ---------------

                  OIL & GAS REFINING & MARKETING - 0.2%
         250,000  CITGO Petroleum Corp. (f)...............................      6.25%       08/15/22             246,250
          62,500  Murphy Oil USA, Inc. ...................................      6.00%       08/15/23              65,156
                                                                                                         ---------------
                                                                                                                 311,406
                                                                                                         ---------------

                  OIL & GAS STORAGE & TRANSPORTATION - 0.4%
         575,000  Crestwood Midstream Partners L.P./Crestwood Midstream
                     Finance Corp. .......................................      6.13%       03/01/22             570,688
         188,000  Summit Midstream Holdings LLC/Summit Midstream Finance
                     Corp. ...............................................      5.50%       08/15/22             179,540
                                                                                                         ---------------
                                                                                                                 750,228
                                                                                                         ---------------

                  PACKAGED FOODS & MEATS - 0.8%
         692,000  JBS USA LLC/JBS USA Finance, Inc. (f)...................      5.88%       07/15/24             704,110
         500,000  JBS USA LLC/JBS USA Finance, Inc. (f)...................      5.75%       06/15/25             496,722
         150,000  Pilgrim's Pride Corp. (f)...............................      5.75%       03/15/25             153,750
                                                                                                         ---------------
                                                                                                               1,354,582
                                                                                                         ---------------

                  PHARMACEUTICALS - 0.3%
         500,000  Par Pharmaceutical Cos., Inc. ..........................      7.38%       10/15/20             531,875
                                                                                                         ---------------

                  REAL ESTATE DEVELOPMENT - 0.6%
       1,000,000  TRI Pointe Holdings, Inc. ..............................      5.88%       06/15/24             990,000
                                                                                                         ---------------

                  RESEARCH & CONSULTING SERVICES - 0.1%
         125,000  Nielsen Finance LLC/Nielsen Finance Co. (f).............      5.00%       04/15/22             124,375
                                                                                                         ---------------

                  RESTAURANTS - 0.2%
         300,000  Seminole Hard Rock Entertainment, Inc./Seminole Hard
                     Rock International LLC (f)...........................      5.88%       05/15/21             306,750
                                                                                                         ---------------

                  SPECIALIZED REITS - 0.8%
         375,000  DuPont Fabros Technology L.P. ..........................      5.88%       09/15/21             387,188
         250,000  DuPont Fabros Technology L.P. ..........................      5.63%       06/15/23             248,125
         500,000  Geo Group (The), Inc. ..................................      5.88%       01/15/22             525,000
         250,000  Geo Group (The), Inc. ..................................      5.88%       10/15/24             260,000
                                                                                                         ---------------
                                                                                                               1,420,313
                                                                                                         ---------------

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED         STATED
     VALUE                              DESCRIPTION                           COUPON        MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
CORPORATE BONDS AND NOTES (CONTINUED)

                  SPECIALTY CHEMICALS - 0.5%
$        900,000  Hexion, Inc. ...........................................      6.63%       04/15/20     $       829,125
                                                                                                         ---------------

                  SPECIALTY STORES - 0.6%
         675,000  Argos Merger Sub, Inc. (f)..............................      7.13%       03/15/23             715,500
         125,000  Dollar Tree, Inc. (f)...................................      5.25%       03/01/20             132,500
         125,000  Dollar Tree, Inc. (f)...................................      5.75%       03/01/23             132,500
                                                                                                         ---------------
                                                                                                                 980,500
                                                                                                         ---------------

                  SYSTEMS SOFTWARE - 0.4%
         375,000  BMC Software Finance, Inc. (f)..........................      8.13%       07/15/21             280,781
         500,000  BMC Software, Inc. .....................................      7.25%       06/01/18             439,375
                                                                                                         ---------------
                                                                                                                 720,156
                                                                                                         ---------------

                  TRADING COMPANIES & DISTRIBUTORS - 0.6%
         600,000  BlueLine Rental Finance Corp. (f).......................      7.00%       02/01/19             600,000
         500,000  Vander Intermediate Holding II Corp. (f) (h)............      9.75%       02/01/19             458,750
                                                                                                         ---------------
                                                                                                               1,058,750
                                                                                                         ---------------

                  TRUCKING - 0.4%
         600,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                     Inc. (f).............................................      5.13%       06/01/22             599,250
         125,000  Avis Budget Car Rental LLC/Avis Budget Finance, Inc. ...      5.50%       04/01/23             126,094
                                                                                                         ---------------
                                                                                                                 725,344
                                                                                                         ---------------

                  WIRELESS TELECOMMUNICATION SERVICES - 1.8%
         500,000  Sprint Communications, Inc. ............................      7.00%       08/15/20             481,875
       1,350,000  Sprint Corp. ...........................................      7.25%       09/15/21           1,294,312
         750,000  T-Mobile USA, Inc. .....................................      6.73%       04/28/22             796,875
         200,000  T-Mobile USA, Inc. .....................................      6.00%       03/01/23             209,000
         200,000  T-Mobile USA, Inc. .....................................      6.63%       04/01/23             213,500
                                                                                                         ---------------
                                                                                                               2,995,562
                                                                                                         ---------------
                  TOTAL CORPORATE BONDS AND NOTES......................................................       54,317,661
                  (Cost $54,747,660)                                                                     ---------------

FOREIGN CORPORATE BONDS AND NOTES - 7.2%

                  AEROSPACE & DEFENSE - 0.7%
         250,000  Bombardier, Inc. (f)....................................      5.50%       09/15/18             236,250
         750,000  Bombardier, Inc. (f)....................................      7.75%       03/15/20             699,375
         333,000  Bombardier, Inc. (f)....................................      6.00%       10/15/22             272,644
                                                                                                         ---------------
                                                                                                               1,208,269
                                                                                                         ---------------

                  ALTERNATIVE CARRIERS - 0.8%
       1,750,000  Intelsat Luxembourg S.A. ...............................      7.75%       06/01/21           1,397,812
                                                                                                         ---------------

                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

   PRINCIPAL                                                                  STATED         STATED
     VALUE                              DESCRIPTION                           COUPON        MATURITY          VALUE
----------------  --------------------------------------------------------  ------------  -------------  ---------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

                  BUILDING PRODUCTS - 0.6%
$      1,020,000  Cemex S.A.B. de C.V. (f)................................      7.25%       01/15/21     $     1,088,850
                                                                                                         ---------------

                  CABLE & SATELLITE - 0.2%
         250,000  Virgin Media Finance PLC (f)............................      6.00%       10/15/24             254,688
                                                                                                         ---------------

                  CASINOS & GAMING - 0.1%
         250,000  MCE Finance Ltd. (f)....................................      5.00%       02/15/21             238,750
                                                                                                         ---------------

                  DIVERSIFIED CHEMICALS - 0.6%
         700,000  INEOS Group Holdings S.A. (f)...........................      6.13%       08/15/18             714,875
         250,000  INEOS Group Holdings S.A. (f)...........................      5.88%       02/15/19             253,125
                                                                                                         ---------------
                                                                                                                 968,000
                                                                                                         ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES - 0.3%
         500,000  Numericable-SFR SAS (f).................................      6.00%       05/15/22             510,000
                                                                                                         ---------------

                  METAL & GLASS CONTAINERS - 0.6%
          62,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (f).............................................      6.25%       01/31/19              64,015
         114,706  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (f).............................................      7.00%       11/15/20             116,426
         750,000  Ardagh Packaging Finance PLC/Ardagh Holdings USA,
                     Inc. (f).............................................      6.75%       01/31/21             772,500
                                                                                                         ---------------
                                                                                                                 952,941
                                                                                                         ---------------

                  PHARMACEUTICALS - 1.7%
       1,200,000  Capsugel S.A. (f) (i)...................................      7.00%       05/15/19           1,217,250
         170,000  Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (f).........      6.00%       07/15/23             177,225
         115,000  Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (f).........      6.00%       02/01/25             119,025
       1,000,000  Mallinckrodt International Finance S.A./ Mallinckrodt
                     CB LLC (f)...........................................      5.75%       08/01/22           1,046,250
         410,000  Valeant Pharmaceuticals International, Inc. (f).........      5.38%       03/15/20             422,300
                                                                                                         ---------------
                                                                                                               2,982,050
                                                                                                         ---------------

                  RESEARCH & CONSULTING SERVICES - 0.5%
         825,000  Nielsen Co. Luxembourg S.A.R.L. (The) (f)...............      5.50%       10/01/21             848,719
                                                                                                         ---------------

                  RESTAURANTS - 0.7%
       1,150,000  1011778 BC ULC/New Red Finance, Inc. (f)................      6.00%       04/01/22           1,190,020
                                                                                                         ---------------

                  SECURITY & ALARM SERVICES - 0.4%
         750,000  Garda World Security Corp. (f)..........................      7.25%       11/15/21             705,000
                                                                                                         ---------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES..............................................       12,345,099
                  (Cost $12,863,644)                                                                     ---------------


                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)


                                                       DESCRIPTION                                           VALUE
                  -------------------------------------------------------------------------------------  ---------------
                  TOTAL INVESTMENTS - 94.8%............................................................  $   162,163,867
                  (Cost $165,317,350) (j)

                  NET OTHER ASSETS AND LIABILITIES - 5.2%..............................................        8,970,052
                                                                                                         ---------------
                  NET ASSETS - 100.0%..................................................................  $   171,133,919
                                                                                                         ===============

-----------------------------

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at July 31, 2015. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by First Trust Series Fund's (the "Trust") Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At July 31, 2015, securities noted as such are valued at $561,685 or 0.33% of net assets.

(d)   This issuer has filed for protection in federal bankruptcy court.

(e) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2015, securities noted as such amounted to $35,104,592 or 20.51% of net assets.

(g) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 10.00% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 200 basis points. For the fiscal year-to-date period (November 1, 2014 through July 31, 2015), the Fund received $8,700 in PIK interest.

(h) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 9.75% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year-to-date period (November 1, 2014 through July 31, 2015), this security paid all of its interest in cash.

(i) These notes are PIK Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.00% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the fiscal year-to-date period (November 1, 2014 through July 31, 2015), this security paid all of its interest in cash.


                     See Notes to Portfolio of Investments

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2015 (UNAUDITED)

(j) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of July 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,354,337 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,507,820.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of July 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

                                                                                    LEVEL 2       LEVEL 3
                                                         TOTAL        LEVEL 1     SIGNIFICANT   SIGNIFICANT
                                                        VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
INVESTMENTS                                            7/31/2015       PRICES        INPUTS        INPUTS
----------------------------------------------------  ------------  ------------  ------------  ------------
Senior Floating-Rate Loan Interests
   Cable & Satellite................................  $    561,685  $         --  $         --  $    561,685
   Other Industry Categories*.......................    94,939,422            --    94,939,422            --
Corporate Bonds and Notes*..........................    54,317,661            --    54,317,661            --
Foreign Corporate Bonds and Notes*..................    12,345,099            --    12,345,099            --
                                                      ------------  ------------  ------------  ------------
Total Investments...................................  $162,163,867  $         --  $161,602,182  $    561,685
                                                      ============  ============  ============  ============

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2015.

Level 3 Senior Floating-Rate Loan Interests are fair valued by the Advisor's Pricing Committee. Level 3 securities are valued using broker quotes. The values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of the Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2014
Senior Floating-Rate Loan Interests                        $         --
Net Realized Gain (Loss)                                             --
Net Change in Unrealized Appreciation/Depreciation                   --
Purchases                                                       561,685
Sales                                                                --
Transfers In                                                         --
Transfers Out                                                        --
ENDING BALANCE AT JULY 31, 2015
Senior Floating-Rate Loan Interests                             561,685
                                                           ------------
Total Level 3 holdings                                     $    561,685
                                                           ============


                     See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                           JULY 31, 2015 (UNAUDITED)

                                1. ORGANIZATION

First Trust Short Duration High Income Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies."

                     2. VALUATION AND INVESTMENT PRACTICES

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Floating-Rate Loan Interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

            1) the credit conditions in the relevant market and changes thereto;

            2) the liquidity conditions in the relevant market and changes thereto;


--------------------------------

1 The terms "security" and "securities" used throughout the Notes to Portfolio of Investments include Senior Loans.

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                           JULY 31, 2015 (UNAUDITED)

            3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

            4) issuer-specific conditions (such as significant credit deterioration); and

            5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the borrower/issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the borrower/issuer;

       5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                           JULY 31, 2015 (UNAUDITED)

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of July 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery or forward purchase commitments as of July 31, 2015.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund did not have any unfunded delayed draw loan commitments as of July 31, 2015.

ITEM 2. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                First Trust Series Fund
             -----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 22, 2015
     ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 22, 2015
     ----------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 22, 2015
     ----------------------

* Print the name and title of each signing officer under his or her signature.